Exhibit 10.1
Execution Version
THIRD AMENDMENT TO FIRST LIEN TERM LOAN CREDIT AGREEMENT, dated as of January 5, 2023 (this “Amendment”), by and among BJ’s Wholesale Club, Inc., as the Borrower (the “Borrower”), BJ’s Wholesale Club Holdings, Inc. (formerly known as Beacon Holding Inc.), as Holdings (“Holdings”), each of the other Loan Parties that are party hereto, Nomura Corporate Funding Americas, LLC (“Nomura”), as Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”), and each Lender party hereto. The left lead arranger and bookrunner for this Amendment is Nomura Securities International, Inc. (in such capacities, the “Amendment Left Lead Arranger”).
WHEREAS, the Borrower, Holdings, the Lenders party thereto (the “Existing Lenders”) and the Administrative Agent are parties to that certain First Lien Term Loan Credit Agreement, dated as of February 3, 2017 (as amended by that certain Refinancing Amendment to First Lien Term Loan Credit Agreement, dated as of August 13, 2018, that certain Second Refinancing Amendment to First Lien Term Loan Credit Agreement, dated as of January 29, 2020 and as otherwise amended, restated, amended and restated, supplemented and/or otherwise modified prior to the date hereof, the “Credit Agreement” and, the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), pursuant to which such Lenders have extended credit to the Borrower;
WHEREAS, Section 10.08 of the Credit Agreement permits the Borrower to enter into amendments or modifications to the Credit Agreement with the consent of the relevant Lenders as required pursuant to the terms thereof and the Borrower has requested that the Credit Agreement be amended on the terms and subject to the conditions set forth herein;
WHEREAS, (a) each Existing Lender that is a party hereto (such Existing Lenders being collectively referred to as the “Consenting Lenders”, and any Existing Lender that is not a Consenting Lender being referred to as a “Non-Consenting Lender”), the Administrative Agent and the other parties hereto are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein and (b) the Consenting Lenders constitute the Required Lenders under the Credit Agreement;
WHEREAS, the Borrower, Holdings, each of the other Loan Parties that are party hereto, the Consenting Lenders and the Administrative Agent wish to enter into and effect this Amendment with respect to the Borrower’s request above;
WHEREAS, in accordance with the provisions of Section 2.16(3)(a) of the Credit Agreement the Borrower will prepay all Obligations owing to the Non-Consenting Lender’s in full on a non-pro rata basis;
WHEREAS, the Consenting Lenders party hereto wish to amend certain provisions of the Credit Agreement as hereinafter provided, on the terms, and subject only to the conditions in Section 4 of this Amendment, set forth herein; and
WHEREAS, as of the Amendment Effective Date (as defined below) immediately after giving effect to this Amendment and the transactions contemplated hereby, the aggregate outstanding principal amount of the Term Loans shall be $450,000,000.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. Sections 1.02 through 1.08 (inclusive) of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.
SECTION 2Amendments to the Credit Agreement.

(a)The Credit Agreement (excluding other than as set forth in paragraph (b) below the schedules and exhibits thereto) is hereby amended in accordance with Exhibit A hereto by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by inserting the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case in the place where such text appears therein.

AMERICAS 118694911

(b)The Credit Agreement is hereby amended by amending and restating in its entirety Schedule 10.01 thereto as set forth on Exhibit B hereto.

(c)The Credit Agreement is hereby amended by amending and restating in its entirety Exhibit H thereto as set forth on Exhibit C hereto.

SECTION 3Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party that is party hereto represents and warrants to each of the Lenders party hereto and the Administrative Agent that:
(a)the execution, delivery and performance by each such Loan Party of this Amendment has been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, of such Loan Party;
(b)this Amendment has been duly executed and delivered by such Loan Party;
(c)each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to:
(i)the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally;
(ii)general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(iii)implied covenants of good faith and fair dealing; and
(iv)any foreign laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries;
(d)no action, consent or approval of, registration or filing with, or any other action by any Governmental Authority or third party is or will be required in connection with the execution, delivery or performance by, or enforcement by Secured Parties against, any such Loan Party under, this Amendment or the Amended Credit Agreement, or for the consummation of the transactions contemplated hereby, except for:
(i)the filing of Uniform Commercial Code financing statements and equivalent filings in foreign jurisdictions;
(ii)filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions;
(iii)filings which may be required under Environmental Laws;
(iv)filings as may be required under the Exchange Act and applicable stock exchange rules in connection therewith;
(v)such as have been made or obtained and are in full force and effect;
(vi)such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect; or
(vii)filings or other actions listed on Schedule 3.04 of the Credit Agreement.
(e)the execution, delivery and performance by such Loan Party of its obligations under this Amendment and its performance under the Amended Credit Agreement are within such Loan Party’s corporate, limited liability company or limited partnership powers, as applicable, and do not and will not (i) contravene the terms of any of such Person’s charter or other similar organizational document

AMERICAS 118694911

or (ii) violate any applicable material Law; in the case of this clause (ii), to the extent that such violations would not reasonably be expected to have a Material Adverse Effect; and
(f)at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(g)no Default or Event of Default is, or shall have occurred and be, continuing as of the Amendment Effective Date, both at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby.
SECTION 4Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”, which date was January 5, 2023) on which each of the following conditions shall have been satisfied:
(a)the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Loan Party that is party hereto, (iv) the Administrative Agent and (v) each Consenting Lender (which, collectively, constitute Required Lenders under the Credit Agreement);
(b)the Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit B to the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by this Amendment on the Amendment Effective Date);
(c)the Administrative Agent shall have received a certificate of a Responsible Officer of the Loan Parties dated the Amendment Effective Date and certifying as of the Amendment Effective Date (i) that either (A) attached thereto is a true and complete copy of the charter or other similar organizational or formation document of such Loan Party, and each amendment thereto, certified (within 30 days prior to the Amendment Effective Date) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Loan Party is organized or (B) no amendments thereto have been made since the last version delivered to the Administrative Agent, (ii) that either (A) attached thereto is a true and complete copy of the bylaws, operating agreement or similar organizational document of such Loan Party, and each amendment thereto, or (B) no amendments thereto have been made since the last version delivered to the Administrative Agent, (iii) that attached thereto is a true and complete copy of a certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Loan Party is organized, dated within 30 days prior to the Amendment Effective Date (or such longer date reasonably agreed to by the Administrative Agent) certifying that such Person is in good standing (or, alternatively, if applicable, is an entity) under the laws of such jurisdiction, (iv) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or similar governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment and the Amended Credit Agreement and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect and (v) to the incumbency and specimen signature of each officer of a Loan Party executing this Amendment or any other document delivered in connection herewith on behalf of any Loan Party;
(d)the Administrative Agent shall have received a customary legal opinion of Goodwin Procter LLP, counsel to the Loan Parties, dated as of the Amendment Effective Date;
(e)the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated as of the Amendment Effective Date certifying to such Responsible Officer’s actual knowledge (i) as to the accuracy in all material respects of the representations and warranties specified in Section 3 hereof and (ii) that the representation set forth in Section 3(g) above is true and correct in all respects;

AMERICAS 118694911

(f)the Administrative Agent and/or the Amendment Left Lead Arranger, as applicable, shall have received (or will receive substantially simultaneously with the closing of this Amendment) payment of all fees and other amounts due and payable on or prior to the Amendment Effective Date pursuant to (i) that certain engagement letter, dated as of November 28, 2022, by and among the Amendment Left Lead Arranger and the Borrower (the “Engagement Letter”) and (ii) to the extent invoiced at least 2 Business Days prior to the Amendment Effective Date (or such later date as the Borrower may agree), reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower pursuant to Section 10.05 of the Credit Agreement;
(g)without duplication, the Administrative Agent shall have received, for the ratable account of each Consenting Lender, a one-time consent fee equal to 0.25% of the aggregate outstanding principal amount of the Term Loans held and owned by the Consenting Lenders as of the Amendment Effective Date (after giving effect to this Amendment and the transactions contemplated hereby);
(h)prior to or substantially concurrently with the closing of this Amendment, all Obligations owing to the Non-Consenting Lenders immediately prior to the Amendment Effective Date shall have been repaid or prepaid in full by the Borrower;
(i)the Administrative Agent shall have received a “Life-of-Loan” Federal Emergency Agency Standard Flood Hazard Determination with respect to each Mortgaged Property, together with notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower, and evidence of flood insurance in compliance with the Flood Program, in the event any Mortgaged Property is located in a special flood hazard area;
(j)the Administrative Agent shall have received, no later than the date that is three calendar days prior to the Amendment Effective Date, all documentation and other information about the Loan Parties required by regulatory authorities under any “know your customer” rules or regulations, as has been reasonably requested in writing by the Administrative Agent at least ten calendar days prior to the Amendment Effective Date; and
(k)the Borrower shall have paid all then-accrued and outstanding interest with respect to all Term Loans outstanding immediately prior to the Amendment Effective Date, irrespective of whether such accrued interest is otherwise then due and payable by the terms of the Amended Credit Agreement.
The Administrative Agent shall notify the Borrower and the Consenting Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5Mortgaged Property. Within 90 days of the Amendment Effective Date (or such later date as the Administrative Agent may agree), the Administrative Agent shall have received: (a) a fully executed counterpart of an amendment (the “Mortgage Amendment”) to the existing Mortgage (the “CT Mortgage”) on the Mortgaged Property located in Fairfield, CT (the “CT Mortgaged Property”) duly executed by the applicable Guarantor, together with evidence that such counterpart has been delivered to the title insurance company insuring the CT Mortgage for recording and (b) a date down and modification endorsement in connection with the existing lender’s title insurance policy insuring the CT Mortgage or to the extent unavailable, a new lender’s title insurance policy, insuring that the CT Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable Lien on the CT Mortgaged Property, free of any other Liens except Permitted Liens.
SECTION 6Transition to SOFR. Notwithstanding anything to the contrary set forth in the Credit Agreement or the Amended Credit Agreement, in lieu of the Borrower delivering a notice or taking any other action proscribed thereby, each party hereto hereby agrees that (a) all Term Loans outstanding on the Amendment Effective Date immediately after giving effect to this Amendment and the transactions contemplated hereby (which constitute all remaining outstanding Term Loans under the Credit Agreement as of such date) shall be immediately (and without further action) converted to SOFR Loans with an Interest Period of one month, in each case, subject to the terms of the Amended Credit Agreement, and (b) any fees owing pursuant to Section 2.13 of the Credit Agreement due to such conversion are hereby waived.

AMERICAS 118694911

SECTION 7Reaffirmation of Guaranty and Security.
(a)Each Guarantor party hereto reaffirms its guarantee of the Guaranteed Obligations (as defined in and under the terms and conditions of the Guaranty Agreement) and agrees that such guarantee remains in full force and effect and is hereby ratified, reaffirmed and confirmed. Each such Guarantor hereby confirms that it consents to the terms of this Amendment. Each such Guarantor hereby (i) confirms that each Loan Document to which it is a party or to which it is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Guaranteed Obligations, including without limitation, the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each such Guarantor now or hereafter existing; (ii) acknowledges and agrees that its guarantee and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Guarantor to avoid or delay timely performance of its obligations under the Loan Documents (except to the extent such obligations constitute Excluded Swap Obligations with respect to such Guarantor).
(b)Each Loan Party that is party hereto hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. In addition, each such Loan Party reaffirms the security interests granted by such Loan Party under the terms and conditions of the Security Agreement to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or to which it is otherwise bound and all Collateral (as defined in the Security Agreement) encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations of each such Loan Party now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral (as defined in the Security Agreement), whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.
(c)Each Loan Party that is party hereto acknowledges and agrees that each of the Loan Documents to which it is a party or to which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
SECTION 8Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile transmission or other electronic transmission (i.e. a “pdf” or “tif”) of an executed counterpart of a signature page to this Amendment is effective as delivery of an original executed counterpart hereof and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms reasonably approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State

AMERICAS 118694911

Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 9Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.11 and 10.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 10Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
SECTION 11No Novation; Effect of this Amendment. This Amendment does not extinguish the Obligations (other than the Obligations of the Non-Consenting Lenders) for the payment of money outstanding under the Amended Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations (other than the Obligations of the Non-Consenting Lenders) are in all respects continuing and in full force and effect with respect to all Obligations (other than the Obligations of the Non-Consenting Lenders). Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations (other than the Obligations of the Non-Consenting Lenders) outstanding under the Amended Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings or the Borrower under the Amended Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment. The Amended Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Amended Credit Agreement specifically referred to herein. Each Subsidiary Loan Party further agrees that nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Loan Party to any future amendment to the Amended Credit Agreement. This Amendment constitutes a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 12Severability. In the event any one or more of the provisions contained in this Amendment or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 13No Waiver. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other provision of the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall

AMERICAS 118694911

continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
SECTION 14Additional Arrangers. Pursuant to the terms of the Engagement Letter, the Borrower may appoint additional arrangers and bookrunners for this Third Amendment and the transactions contemplated hereby with the consent of the Amendment Left Lead Arranger. The Borrower has appointed each of BofA Securities, Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities LLC (in each case, acting alone or through or with affiliates selected by it) to act as a joint lead arranger and joint bookrunner with respect to this Third Amendment and the transactions contemplated hereby (and the Amendment Left Lead Arranger hereby consents to such appointment), in each case, with the rights and privileges afforded to arrangers pursuant to the Engagement Letter.
SECTION 15Assignments of Term Loans of Non-Consenting Lenders. The Borrower and the Administrative Agent hereby consent to (a) each assignment of Term Loans made by any Non-Consenting Lender to any assignee in connection with the replacement of any Non-Consenting Lender (but only to the extent the applicable assignee (or affiliate thereof, other than a Disqualified Institution) is Nomura Corporate Funding Americas, LLC, an affiliate thereof or has been identified on a list approved by the Borrower prior to the Third Amendment Effective Date) and (b) each assignment of Term Loans made by the applicable assignee referred to in the immediately preceding clause (a) to any assignee (but only to the extent the applicable assignee (or an affiliate thereof, other than a Disqualified Institution) has been identified on a list approved by the Borrower on or prior to the Third Amendment Effective Date).
[Remainder of this page intentionally left blank]

AMERICAS 118694911

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BJ’S WHOLESALE CLUB, INC.

By

Name:
Title:

BJ’S WHOLESALE CLUB HOLDINGS, INC.

By

Name:
Title:

[Signature Page to Third Amendment (BJ’s)]

AMERICAS 118694911

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Amendment and agrees to the provisions hereof: BJME OPERATING CORP.

By

Name:
Title:
BJNH OPERATING CO., LLC
By

Name:
Title:
NATICK REALTY, INC.
By

Name:
Title:

MOMENTUM FUEL COMPANY, LLC
By

Name:
Title:

[Signature Page to Third Amendment (BJ’s)]

AMERICAS 118694911

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent

By

Name:
Title:

[Signature Page to Third Amendment (BJ’s)]

AMERICAS 118694911

[●], as a Lender

By

Name:
Title:

[Signature Page to Third Amendment (BJ’s)]

AMERICAS 118694911

EXHIBIT A

Amended Credit Agreement

AMERICAS 118694911

EXHIBIT B

Schedule 10.01 (Notice Information) to Amended Credit Agreement

AMERICAS 118694911

EXHIBIT C

Exhibit H (Form of Notice of Prepayment) to Amended Credit Agreement

AMERICAS 118694911